CNA Financial Corporation
Supplemental Financial Information
September 30, 2009
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation (CNAF)
Table of Contents
September 30, 2009

CNA Financial Corporation
Definitions and Presentation
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2008 Form 10-K for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. The risks associated with limited partnership investments may include losses due to leveraging, short-selling, derivatives or other speculative investment practices. The use of leverage increases the level of returns and volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

			Fav /			Fav /
PERIODS ENDED SEPTEMBER 30	Three Months		(Unfav)	Nine Months		(Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,707	$1,799	(5)%	$5,035	$5,386	(7)%
Net investment income	660	439	50	1,755	1,449	21
Net realized investment losses, net of participating policyholders’ interests:
Other-than-temporary impairment (OTTI) losses	(232)	(584)	60	(1,330)	(840)	(58)
Portion of OTTI losses recognized in Other comprehensive income	84	—	N/M	173	—	N/M

Net OTTI losses recognized in earnings	(148)	(584)	75	(1,157)	(840)	(38)
Other net realized investment gains (losses)	48	(67)	172	228	27	N/M

Net realized investment losses, net of participating policyholders’ interests	(100)	(651)	85	(929)	(813)	(14)

Other revenues	73	72	1	213	240	(11)

Total revenues	2,340	1,659	41	6,074	6,262	(3)

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,283	1,519	16	3,919	4,380	11
Amortization of deferred acquisition costs	365	355	(3)	1,063	1,083	2
Other operating expenses	272	294	7	814	724	(12)
Interest	34	33	(3)	95	100	5

Total claims, benefits and expenses	1,954	2,201	11	5,891	6,287	6

Income (loss) from continuing operations before income tax	386	(542)	171	183	(25)	N/M
Income tax (expense) benefit	(108)	218	(150)	30	92	(67)

Income (loss) from continuing operations	278	(324)	186	213	67	N/M
Income (loss) from discontinued operations, net of income tax (expense) benefit of $0, $9, $0 and $9	(1)	9	(111)	(2)	10	(120)

Net income (loss)	277	(315)	188	211	77	174
Net income attributable to noncontrolling interests	(14)	(16)	13	(38)	(40)	5

Net income (loss) attributable to CNAF	$263	$(331)	179%	$173	$37	N/M %

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNAF Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED SEPTEMBER 30	Three Months		Nine Months
(In millions, except per share data)	2009	2008	2009	2008

COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNAF COMMON STOCKHOLDERS
Net operating income from continuing operations attributable to CNAF	$331	$83	$785	$554
Less: 2008 Senior Preferred dividend	(31)	—	(94)	—

Net operating income from continuing operations attributable to CNAF common stockholders	300	83	691	554
Net realized investment losses attributable to CNAF common stockholders	(67)	(423)	(610)	(527)

Income (loss) from continuing operations attributable to CNAF common stockholders	233	(340)	81	27
Income (loss) from discontinued operations attributable to CNAF common stockholders	(1)	9	(2)	10

Income (loss) attributable to CNAF common stockholders	$232	$(331)	$79	$37

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income from continuing operations attributable to CNAF	$1.23	$0.31	$2.92	$2.06
Less: 2008 Senior Preferred dividend	(0.12)	—	(0.35)	—

Net operating income from continuing operations attributable to CNAF common stockholders	1.11	0.31	2.57	2.06
Net realized investment losses attributable to CNAF common stockholders	(0.25)	(1.57)	(2.27)	(1.96)

Income (loss) from continuing operations attributable to CNAF common stockholders	0.86	(1.26)	0.30	0.10
Income (loss) from discontinued operations attributable to CNAF common stockholders	—	0.03	(0.01)	0.04

Basic and diluted earnings (loss) per share attributable to CNAF common stockholders	$0.86	$(1.23)	$0.29	$0.14

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.0	269.0	269.0	269.6

Diluted	269.2	269.1	269.1	269.6

RETURN ON EQUITY
Net income (loss) attributable to CNAF (1)	10.8%	(15.5)%	2.6%	0.6%

Net operating income from continuing operations attributable to CNAF (2)	12.2	3.3	9.6	7.4

(1)	Annualized net income (loss) attributable to CNAF divided by the average CNAF stockholders’ equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)	Annualized net operating income from continuing operations attributable to CNAF divided by the average CNAF stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2009	December 31, 2008

Total assets	$55,575	$51,688
Insurance reserves	38,362	38,771
Debt	2,056	2,058
Total liabilities	44,320	44,391
Preferred stock	1,250	1,250
Accumulated other comprehensive loss	(247)	(3,924)
Noncontrolling interests	486	420
Total CNAF stockholders’ equity	10,769	6,877

Book value per common share	$35.38	$20.92

Book value per common share excluding AOCI	$36.30	$35.50

Outstanding shares of common stock (in millions of shares)	269.0	269.0

THREE MONTHS ENDED
SEPTEMBER 30
(In millions)	2009	2008

Net cash flows provided (used) by operating activities (1)	$(12)	$449

Net cash flows provided (used) by investing activities	52	(277)

Net cash flows used by financing activities	(13)	(139)

Net cash flows from operating, investing and financing activities	$27	$33

NINE MONTHS ENDED
SEPTEMBER 30
(In millions)	2009	2008

Net cash flows provided by operating activities (1)	$275	$1,261

Net cash flows used by investing activities	(168)	(508)

Net cash flows used by financing activities	(72)	(733)

Net cash flows from operating, investing and financing activities	$35	$20

(1)	Operating cash flows for the three and nine months ended September 30, 2009 include $(4) million and $(16) million related to discontinued operations. Operating cash flows for the three and nine months ended September 30, 2008 include $(9) million and $(7) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED SEPTEMBER 30, 2009
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$11,705	$8,462	$20,167	$2,862	$4,071	$27,100
Ceded	2,050	1,374	3,424	909	1,590	5,923

Net	9,655	7,088	16,743	1,953	2,481	21,177

Net incurred claim & claim adjustment expenses	524	534	1,058	49	22	1,129

Net claim & claim adjustment expense payments	(561)	(410)	(971)	(20)	(99)	(1,090)

Foreign currency translation adjustment	—	43	43	—	4	47

Claim & claim adjustment expense reserves, end of period
Net	9,618	7,255	16,873	1,982	2,408	21,263
Ceded	2,040	1,363	3,403	884	1,356	5,643

Gross	$11,658	$8,618	$20,276	$2,866	$3,764	$26,906

NINE MONTHS ENDED SEPTEMBER 30, 2009
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$12,048	$8,282	$20,330	$2,862	$4,401	$27,593
Ceded	2,178	1,439	3,617	957	1,714	6,288

Net	9,870	6,843	16,713	1,905	2,687	21,305

Net incurred claim & claim adjustment expenses	1,513	1,556	3,069	330	68	3,467

Net claim & claim adjustment expense payments	(1,765)	(1,229)	(2,994)	(253)	(353)	(3,600)

Foreign currency translation adjustment	—	85	85	—	6	91

Claim & claim adjustment expense reserves, end of period
Net	9,618	7,255	16,873	1,982	2,408	21,263
Ceded	2,040	1,363	3,403	884	1,356	5,643

Gross	$11,658	$8,618	$20,276	$2,866	$3,764	$26,906

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	September 30, 2009		June 30, 2009		December 31, 2008
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$20,420	$19,892	$18,564	$16,844	$18,987	$15,880
Fixed maturities — tax-exempt	4,804	4,798	5,757	5,416	6,341	5,638
Equities	301	642	329	460	466	515
Short-term investments	3,846	3,850	4,307	4,307	3,070	3,078
Limited partnership investments	1,878	1,878	1,768	1,768	1,667	1,667
Other	4	5	4	8	3	27

Total investments	$31,253	$31,065	$30,729	$28,803	$30,534	$26,805

Net receivable/(payable)	$(235)		$(99)		$311
Securities lending collateral	—		—		—

Life & Group Non-Core:
Fixed maturities — taxable	$7,026	$7,340	$6,973	$6,558	$6,611	$5,592
Fixed maturities — tax-exempt	2,630	2,688	2,532	2,222	2,216	1,777
Equities	338	330	338	288	550	356
Short-term investments	224	225	174	174	457	456
Limited partnership investments	12	12	12	12	16	16
Other	1	1	—	—	1	1

Total investments	$10,231	$10,596	$10,029	$9,254	$9,851	$8,198

Net receivable/(payable)	$(37)		$(12)		$79
Securities lending collateral	—		—		—

Total investments	$41,484	$41,661	$40,758	$38,057	$40,385	$35,003

Total net receivable/(payable)	$(272)		$(111)		$390
Total securities lending collateral	—		—		—

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $5 million, $23 million, and $0 million as of September 30, 2009, June 30, 2009, and December 31, 2008 where the net receivable/(payable) balance does not relate to change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of September 30, 2009
(In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$6,100	19.5	$455	4.3	$6,555	15.7
CMBS	451	1.4	148	1.4	599	1.5
Other ABS	613	2.0	59	0.6	672	1.6

Total Mortgage and Asset-Backed Holdings	7,164	22.9	662	6.3	7,826	18.8
Other taxable fixed maturities	12,728	42.4	6,678	63.0	19,406	46.6
Tax exempt fixed maturities	4,798	15.4	2,688	25.4	7,486	18.0
All other	6,375	19.3	568	5.3	6,943	16.6

Total investments	$31,065	100.0	$10,596	100.0	$41,661	100.0

Sub-prime (Included in RMBS Above)	$702	2.2	$9	0.1	$711	1.7
Alt-A (Included in RMBS Above)	$798	2.5	$42	0.4	$840	2.0

Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$6,810	21.8	$535	5.2	$7,345	17.7
CMBS	562	1.8	198	2.0	760	1.8
Other ABS	647	2.1	54	0.5	701	1.7

Total Mortgage and Asset-Backed Holdings	8,019	25.7	787	7.7	8,806	21.2
Other taxable fixed maturities	12,401	39.7	6,239	61.0	18,640	45.0
Tax exempt fixed maturities	4,804	15.3	2,630	25.7	7,434	17.9
All other	6,029	19.3	575	5.6	6,604	15.9

Total investments	$31,253	100.0	$10,231	100.0	$41,484	100.0

Sub-prime (Included in RMBS Above)	$941	3.0	$9	0.1	$950	2.3
Alt-A (Included in RMBS Above)	$934	3.0	$77	0.8	$1,011	2.4
RMBS/CMBS/Other ABS Distribution

									% of Mortgage & Asset-
	RMBS		CMBS		Other ABS		Total		Backed Holdings		% of Total Investments
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$2,442	$2,394	$—	$—	$—	$—	$2,442	$2,394	31.2	27.2	5.9	5.8
AAA	1,910	2,183	378	442	516	531	2,804	3,156	35.8	35.8	6.7	7.6
AA	285	353	92	125	27	30	404	508	5.2	5.8	1.0	1.2
A	282	364	65	98	11	11	358	473	4.6	5.4	0.9	1.1
BBB	224	271	47	73	118	129	389	473	5.0	5.4	0.9	1.1
<BBB & Equity Tranches	1,412	1,780	17	22	—	—	1,429	1,802	18.2	20.4	3.4	4.4

Total RMBS/CMBS/Other ABS	$6,555	$7,345	$599	$760	$672	$701	$7,826	$8,806	100.0	100.0	18.8	21.2

(1) The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

(2) The ratings presented are based on a ratings methodology that takes into account ratings from the three major providers, Standard & Poors, Moody’s Investor Services, Inc. and Fitch Ratings in that order of preference. If a security is not rated by any of the three, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

RMBS — Residential mortgage-backed securities

CMBS — Commercial mortgage-backed securities

Other ABS — Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of September 30, 2009
(In millions)
RMBS Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	10	4.2	31	29.0	7	12.7	5	17.9	59	21.1	112	15.7
2006	164	68.0	17	15.9	19	34.5	21	75.0	175	62.5	396	55.7
2005	53	22.0	36	33.6	—	—	2	7.1	19	6.8	110	15.5
2004	9	3.7	10	9.4	14	25.5	—	—	13	4.6	46	6.5
2003 & prior	5	2.1	13	12.1	15	27.3	—	—	14	5.0	47	6.6

Total sub-prime	$241	100.0	$107	100.0	$55	100.0	$28	100.0	$280	100.0	$711	100.0

RMBS Sub-Prime Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	11	3.9	32	20.7	7	7.4	6	18.2	75	19.4	131	13.7
2006	193	68.0	24	16.0	20	21.0	25	75.7	234	60.4	496	52.3
2005	64	22.5	59	39.3	1	1.1	2	6.1	24	6.2	150	15.7
2004	10	3.5	15	10.0	42	44.2	—	—	32	8.3	99	10.5
2003 & prior	6	2.1	21	14.0	25	26.3	—	—	22	5.7	74	7.8

Total sub-prime	$284	100.0	$151	100.0	$95	100.0	$33	100.0	$387	100.0	$950	100.0

RMBS Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	142	48.0	142	16.9
2006	4	0.8	—	—	—	—	—	—	108	36.2	112	13.2
2005	38	8.0	—	—	24	54.6	—	—	46	15.5	108	12.9
2004	322	68.0	25	100.0	20	45.4	—	—	1	0.3	368	43.9
2003 & prior	110	23.2	—	—	—	—	—	—	—	—	110	13.1

Total Alt-A	$474	100.0	$25	100.0	$44	100.0	$—	—	$297	100.0	$840	100.0

RMBS Alt-A Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	163	48.5	163	16.1
2006	4	0.7	—	—	—	—	—	—	116	34.5	120	11.9
2005	68	11.6	—	—	33	54.1	—	—	55	16.4	156	15.4
2004	390	66.8	30	100.0	28	45.9	—	—	2	0.6	450	44.5
2003 & prior	122	20.9	—	—	—	—	—	—	—	—	122	12.1

Total Alt-A	$584	100.0	$30	100.0	$61	100.0	$—	—	$336	100.0	$1,011	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of September 30, 2009
(In millions)
RMBS Distribution By Collateral Type & Quality

	Fixed Coupon -		Fixed Coupon -
	30 Year		15/20 Year		ARM		Home Equity		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$2,070	$2,034	$315	$305	$17	$16	$—	$—	$40	$39	$2,442	$2,394
AAA	1,162	1,374	160	172	188	212	54	58	346	367	1,910	2,183
AA	177	215	—	—	45	48	63	90	—	—	285	353
A	248	325	4	5	4	6	24	26	2	2	282	364
BBB	187	222	—	—	29	39	8	10	—	—	224	271
<BBB & Equity Tranches	674	844	108	106	532	711	92	112	6	7	1,412	1,780

Total RMBS	$4,518	$5,014	$587	$588	$815	$1,032	$241	$296	$394	$415	$6,555	$7,345

Included in Total RMBS:
Pass-Thru	$1,045	$1,026	$84	$83	$17	$16	$—	$—	$40	$39	$1,186	$1,164
Structured	3,473	3,988	503	505	798	1,016	241	296	354	376	5,369	6,181

Total RMBS	$4,518	$5,014	$587	$588	$815	$1,032	$241	$296	$394	$415	$6,555	$7,345

Included in Total RMBS:
Sub-prime	$408	$590	$—	$—	$56	$56	$241	$296	$6	$8	$711	$950
Alt-A	630	775	51	48	157	186	—	—	2	2	840	1,011
Prime	3,480	3,649	536	540	602	790	—	—	386	405	5,004	5,384

Total RMBS	$4,518	$5,014	$587	$588	$815	$1,032	$241	$296	$394	$415	$6,555	$7,345

CMBS Distribution By Deal Coupon Type & Quality

	Fixed Rate		Adjustable/Floating Rate		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
AAA	$188	$205	$190	$237	$378	$442
AA	59	76	33	49	92	125
A	54	83	11	15	65	98
BBB	—	—	47	73	47	73
<BBB & Equity Tranches	5	8	12	14	17	22

Total CMBS	$306	$372	$293	$388	$599	$760

Included in Total CMBS:
Pass-Thru	$—	$—	$—	$—	$—	$—
Structured	306	372	293	388	599	760

Total CMBS	$306	$372	$293	$388	$599	$760

ARM	— Adjustable rate mortgages

MBS	— Mortgage-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of September 30, 2009
(In millions)

Other ABS Distribution By Collateral Type & Quality

	Auto Loans		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$234	$232	$102	$128	$180	$171	$516	$531
AA	—	—	—	—	27	30	27	30
A	11	11	—	—	—	—	11	11
BBB	72	73	—	—	46	56	118	129
<BBB & Equity Tranches	—	—	—	—	—	—	—	—

Total Other ABS	$317	$316	$102	$128	$253	$257	$672	$701

Included in Total Other ABS:
Pass-Thru	$72	$73	$—	$—	$8	$7	$80	$80
Structured	245	243	102	128	245	250	592	621

Total Other ABS	$317	$316	$102	$128	$253	$257	$672	$701

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Gross written premiums	$711	$804	(12)%	$1,242	$1,290	(4)%	$1,953	$2,094	(7)%
Net written premiums	632	723	(13)	845	875	(3)	1,477	1,598	(8)

Net earned premiums	702	762	(8)	859	882	(3)	1,561	1,644	(5)
Net investment income	243	136	79	187	121	55	430	257	67
Other revenues	12	13	(8)	54	59	(8)	66	72	(8)

Total operating revenues	957	911	5	1,100	1,062	4	2,057	1,973	4

Claims, benefits and expenses:
Net incurred claims and benefits	519	734	29	533	516	(3)	1,052	1,250	16
Policyholders’ dividends	4	(10)	(140)	1	2	50	5	(8)	(163)
Amortization of deferred acquisition costs	169	174	3	191	177	(8)	360	351	(3)
Other insurance related expenses	95	87	(9)	63	79	20	158	166	5
Other expenses	9	20	55	59	52	(13)	68	72	6

Total claims, benefits and expenses	796	1,005	21	847	826	(3)	1,643	1,831	10

Operating income (loss) from continuing operations before income tax	161	(94)	N/M	253	236	7	414	142	192
Income tax (expense) benefit on operating income (loss)	(49)	41	N/M	(81)	(74)	(9)	(130)	(33)	N/M
Net operating income, after-tax, attributable to noncontrolling interests	—	—	N/M	(13)	(17)	24	(13)	(17)	24

Net operating income (loss) from continuing operations attributable to CNAF	112	(53)	N/M	159	145	10	271	92	195

Net realized investment losses, net of participating policyholders’ interests	(69)	(178)	61	(35)	(116)	70	(104)	(294)	65
Income tax benefit on realized investment losses	24	63	(62)	11	41	(73)	35	104	(66)
Net realized investment gains, after-tax, attributable to noncontrolling interests	—	—	N/M	(1)	—	N/M	(1)	—	N/M

Net realized investment losses attributable to CNAF	(45)	(115)	61	(25)	(75)	67	(70)	(190)	63

Net income (loss) from continuing operations attributable to CNAF	$67	$(168)	140%	$134	$70	91%	$201	$(98)	N/M %

FINANCIAL RATIOS
Loss & LAE	74.0%	96.3%		62.1%	58.5%		67.4%	76.0%
Acquisition expense	21.2	20.3		19.3	18.7		20.2	19.4
Underwriting expense	16.5	14.1		10.3	10.3		13.1	12.1

Expense	37.7	34.4		29.6	29.0		33.3	31.5
Dividend	0.5	(1.4)		0.2	0.3		0.3	(0.5)

Combined ratio	112.2%	129.3%		91.9%	87.8%		101.0%	107.0%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$20	$236		$3	$12		$23	$248
Impact on loss & LAE ratio	2.9%	31.0%		0.4%	1.3%		1.5%	15.1%
Pretax assessments related to catastrophes	$—	$10		$—	$—		$—	$10
Impact on expense ratio	—%	1.4%		—%	—%		—%	0.6%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(13)	$(4)		$(47)	$(68)		$(60)	$(72)
Prior year premium development	12	3		—	(2)		12	1
Other (1)	1	7		1	—		2	7

Total development & other	$—	$6		$(46)	$(70)		$(46)	$(64)

Impact of development & other on loss & LAE ratio	(0.4)%	0.9%		(5.5)%	(7.9)%		(3.3)%	(3.9)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
SEPTEMBER 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Net earned premiums	$1,561	$1,644	$149	$154	(3)%	$(3)	$1	N/M %	$1,707	$1,799	(5)%
Net investment income	430	257	169	135	25	61	47	30	660	439	50
Other revenues	66	72	2	(1)	N/M	5	1	N/M	73	72	1

Total operating revenues	2,057	1,973	320	288	11	63	49	29	2,440	2,310	6

Claims, benefits and expenses:
Net incurred claims and benefits	1,052	1,250	199	294	32	25	(19)	N/M	1,276	1,525	16
Policyholders’ dividends	5	(8)	2	2	—	—	—	N/M	7	(6)	N/M
Amortization of deferred acquisition costs	360	351	5	4	(25)	—	—	N/M	365	355	(3)
Other insurance related expenses	158	166	45	51	12	1	5	80	204	222	8
Other expenses	68	72	7	7	—	27	26	(4)	102	105	3

Total claims, benefits and expenses	1,643	1,831	258	358	28	53	12	N/M	1,954	2,201	11

Operating income (loss) from continuing operations before income tax	414	142	62	(70)	189	10	37	(73)	486	109	N/M
Income tax (expense) benefit on operating income (loss)	(130)	(33)	(11)	34	(132)	(1)	(11)	91	(142)	(10)	N/M
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(13)	(17)	—	—	N/M	—	1	N/M	(13)	(16)	19

Net operating income (loss) from continuing operations attributable to CNAF	271	92	51	(36)	N/M	9	27	(67)	331	83	N/M

Net realized investment gains (losses), net of participating policyholders’ interests	(104)	(294)	21	(298)	107	(17)	(59)	71	(100)	(651)	85
Income tax (expense) benefit on realized investment gains (losses)	35	104	(7)	104	(107)	6	20	(70)	34	228	(85)
Net realized investment gains, after-tax, attributable to noncontrolling interests	(1)	—	—	—	N/M	—	—	N/M	(1)	—	N/M

Net realized investment gains (losses) attributable to CNAF	(70)	(190)	14	(194)	107	(11)	(39)	72	(67)	(423)	84

Net income (loss) from continuing operations attributable to CNAF	$201	$(98)	$65	$(230)	128%	$(2)	$(12)	83%	$264	$(340)	178%

	P&C Operations		Life & Group Non-Core					Corporate & Other Non-Core					Total Operations
Other Financial Data							Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2009	2008	2009		2008		% Change	2009		2008		% Change	2009	2008	% Change

Gross written premiums	$1,953	$2,094	$140		$164		(15)%	$2		$125		(98)%	$2,095	$2,383	(12)%
Net written premiums	1,477	1,598	140		149		(6)	—		1		N/M	1,617	1,748	(7)
Net earned premiums	1,561	1,644	149		154		(3)	(3)		1		N/M	1,707	1,799	(5)

FINANCIAL RATIOS
Loss & LAE	67.4%	76.0%	N/M	%	N/M	%		N/M	%	N/M	%		74.0%	82.5%
Acquisition expense	20.2	19.4	N/M		N/M			N/M		N/M			19.4	18.8
Underwriting expense	13.1	12.1	N/M		N/M			N/M		N/M			13.8	13.3

Expense	33.3	31.5	N/M		N/M			N/M		N/M			33.2	32.1
Dividend	0.3	(0.5)	N/M		N/M			N/M		N/M			0.3	(0.5)

Combined ratio	101.0%	107.0%	N/M	%	N/M	%		N/M	%	N/M	%		107.5%	114.1%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

NINE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Gross written premiums	$2,399	$2,580	(7)%	$3,742	$3,864	(3)%	$6,141	$6,444	(5)%
Net written premiums	2,156	2,342	(8)	2,508	2,583	(3)	4,664	4,925	(5)

Net earned premiums	2,083	2,313	(10)	2,505	2,614	(4)	4,588	4,927	(7)
Net investment income	615	499	23	483	408	18	1,098	907	21
Other revenues	41	42	(2)	159	166	(4)	200	208	(4)

Total operating revenues	2,739	2,854	(4)	3,147	3,188	(1)	5,886	6,042	(3)

Claims, benefits and expenses:
Net incurred claims and benefits	1,507	1,877	20	1,554	1,641	5	3,061	3,518	13
Policyholders’ dividends	6	(3)	N/M	7	10	30	13	7	(86)
Amortization of deferred acquisition costs	498	528	6	550	545	(1)	1,048	1,073	2
Other insurance related expenses	239	193	(24)	185	182	(2)	424	375	(13)
Other expenses	40	44	9	155	144	(8)	195	188	(4)

Total claims, benefits and expenses	2,290	2,639	13	2,451	2,522	3	4,741	5,161	8

Operating income from continuing operations before income tax	449	215	109	696	666	5	1,145	881	30
Income tax expense on operating income	(131)	(49)	(167)	(207)	(212)	2	(338)	(261)	(30)
Net operating income, after-tax, attributable to noncontrolling interests	—	—	N/M	(38)	(40)	5	(38)	(40)	5

Net operating income from continuing operations attributable to CNAF	318	166	92	451	414	9	769	580	33

Net realized investment losses, net of participating policyholders’ interests	(418)	(254)	(65)	(247)	(154)	(60)	(665)	(408)	(63)
Income tax benefit on realized investment losses	146	89	64	80	55	45	226	144	57
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	—	—	N/M	—	—	N/M

Net realized investment losses attributable to CNAF	(272)	(165)	(65)	(167)	(99)	(69)	(439)	(264)	(66)

Net income from continuing operations attributable to CNAF	$46	$1	N/M %	$284	$315	(10)%	$330	$316	4%

FINANCIAL RATIOS
Loss & LAE	72.4%	81.1%		62.0%	62.8%		66.7%	71.4%
Acquisition expense	18.1	17.2		18.5	17.7		18.3	17.5
Underwriting expense	17.2	14.1		10.9	10.1		13.8	11.9

Expense	35.3	31.3		29.4	27.8		32.1	29.4
Dividend	0.3	(0.2)		0.3	0.4		0.3	0.1

Combined ratio	108.0%	112.2%		91.7%	91.0%		99.1%	100.9%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$72	$334		$7	$14		$79	$348
Impact on loss & LAE ratio	3.5%	14.5%		0.3%	0.5%		1.7%	7.1%
Pretax assessments related to catastrophes	$—	$10		$—	$—		$—	$10
Impact on expense ratio	—%	0.4%		—%	—%		—%	0.2%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(123)	$(54)		$(128)	$(50)		$(251)	$(104)
Prior year premium development	88	4		(3)	(20)		85	(16)
Other (2)	12	22		(1)	(5)		11	17

Total development & other	$(23)	$(28)		$(132)	$(75)		$(155)	$(103)

Impact of development & other on loss & LAE ratio	(2.1)%	(1.3)%		(5.3)%	(2.6)%		(4.0)%	(2.0)%

(1)	In 2009, Standard Lines includes $64 million and Specialty Lines includes $4 million of favorable loss and LAE reserve development related to catastrophes in accident years 2005, 2007 and 2008. In 2008, Standard Lines includes $29 million of favorable loss & LAE reserve development related to the 2005 hurricanes.

(2)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

NINE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
SEPTEMBER 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2009	2008	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Net earned premiums	$4,588	$4,927	$447	$460	(3)%	$—	$(1)	N/M %	$5,035	$5,386	(7)%
Net investment income	1,098	907	496	376	32	161	166	(3)	1,755	1,449	21
Other revenues	200	208	7	20	(65)	6	12	(50)	213	240	(11)

Total operating revenues	5,886	6,042	950	856	11	167	177	(6)	7,003	7,075	(1)

Claims, benefits and expenses:
Net incurred claims and benefits	3,061	3,518	773	822	6	69	28	(146)	3,903	4,368	11
Policyholders’ dividends	13	7	3	5	40	—	—	N/M	16	12	(33)
Amortization of deferred acquisition costs	1,048	1,073	15	10	(50)	—	—	N/M	1,063	1,083	2
Other insurance related expenses	424	375	138	152	9	1	5	80	563	532	(6)
Other expenses	195	188	64	17	N/M	87	87	—	346	292	(18)

Total claims, benefits and expenses	4,741	5,161	993	1,006	1	157	120	(31)	5,891	6,287	6

Operating income (loss) from continuing operations before income tax	1,145	881	(43)	(150)	71	10	57	(82)	1,112	788	41
Income tax (expense) benefit on operating income (loss)	(338)	(261)	46	81	(43)	3	(14)	121	(289)	(194)	(49)
Net operating income, after-tax, attributable to noncontrolling interests	(38)	(40)	—	—	N/M	—	—	N/M	(38)	(40)	5

Net operating income (loss) from continuing operations attributable to CNAF	769	580	3	(69)	104	13	43	(70)	785	554	42

Net realized investment losses, net of participating policyholders’ interests	(665)	(408)	(156)	(321)	51	(108)	(84)	(29)	(929)	(813)	(14)
Income tax benefit on realized investment losses	226	144	55	112	(51)	38	30	27	319	286	12
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	—	—	N/M	—	—	N/M	—	—	N/M

Net realized investment losses attributable to CNAF	(439)	(264)	(101)	(209)	52	(70)	(54)	(30)	(610)	(527)	(16)

Net income (loss) from continuing operations attributable to CNAF	$330	$316	$(98)	$(278)	65%	$(57)	$(11)	N/M %	$175	$27	N/M %

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Other Financial Data					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2009	2008	2009	2008	% Change	2009	2008	% Change	2009	2008	% Change

Gross written premiums	$6,141	$6,444	$445	$475	(6)%	$6	$127	(95)%	$6,592	$7,046	(6)%
Net written premiums	4,664	4,925	441	458	(4)	—	(2)	N/M	5,105	5,381	(5)
Net earned premiums	4,588	4,927	447	460	(3)	—	(1)	N/M	5,035	5,386	(7)

FINANCIAL RATIOS
Loss & LAE	66.7%	71.4%	N/M %	N/M %		N/M %	N/M %		76.4%	80.2%
Acquisition expense	18.3	17.5	N/M	N/M		N/M	N/M		17.8	17.0
Underwriting expense	13.8	11.9	N/M	N/M		N/M	N/M		14.4	13.0

Expense	32.1	29.4	N/M	N/M		N/M	N/M		32.2	30.0
Dividend	0.3	0.1	N/M	N/M		N/M	N/M		0.3	0.1

Combined ratio	99.1%	100.9%	N/M %	N/M %		N/M %	N/M %		108.9%	110.3%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	Standard Lines
(In millions)	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	YTD2009

Income (loss) from limited partnerships	$(23)	$22	$(39)	$(159)	$(199)	$(36)	$88	$77	$129
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	(1)	1	(1)	(1)	(2)	—	4	7	11
Other investment income	188	176	176	167	707	156	160	159	475

Net investment income	$164	$199	$136	$7	$506	$120	$252	$243	$615

	Specialty Lines
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	YTD2009

Income (loss) from limited partnerships	$(13)	$13	$(24)	$(97)	$(121)	$(22)	$54	$47	$79
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	—	—	—	(1)	(1)	—	3	3	6
Other investment income	145	142	145	141	573	130	131	137	398

Net investment income	$132	$155	$121	$43	$451	$108	$188	$187	$483

	P&C Operations
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	YTD2009

Income (loss) from limited partnerships	$(36)	$35	$(63)	$(256)	$(320)	$(58)	$142	$124	$208
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	(1)	1	(1)	(2)	(3)	—	7	10	17
Other investment income	333	318	321	308	1,280	286	291	296	873

Net investment income	$296	$354	$257	$50	$957	$228	$440	$430	$1,098

	Life & Group Non-Core
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	YTD2009

Income (loss) from limited partnerships	$4	$5	$(2)	$(12)	$(5)	$(2)	$—	$1	$(1)
Income (loss) from trading portfolio — Indexed Group Annuity	(76)	(5)	(22)	(43)	(146)	—	—	—	—
Income (loss) from trading portfolio — Other	—	—	—	—	—	—	—	—	—
Other investment income	156	157	159	163	635	161	168	168	497

Net investment income	$84	$157	$135	$108	$484	$159	$168	$169	$496

	Corporate & Other Non-Core
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	YTD2009

Income (loss) from limited partnerships	$(7)	$6	$(12)	$(41)	$(54)	$(10)	$23	$20	$33
Income (loss) from trading portfolio — Indexed Group Annuity	—	—	—	—	—	—	—	—	—
Income (loss) from trading portfolio — Other	—	—	—	—	—	—	1	2	3
Other investment income	61	59	59	53	232	43	43	39	125

Net investment income	$54	$65	$47	$12	$178	$33	$67	$61	$161

	Total Operations
	1Q08	2Q08	3Q08	4Q08	2008	1Q09	2Q09	3Q09	YTD2009

Income (loss) from limited partnerships	$(39)	$46	$(77)	$(309)	$(379)	$(70)	$165	$145	$240
Income (loss) from trading portfolio — Indexed Group Annuity	(76)	(5)	(22)	(43)	(146)	—	—	—	—
Income (loss) from trading portfolio — Other	(1)	1	(1)	(2)	(3)	—	8	12	20
Other investment income	550	534	539	524	2,147	490	502	503	1,495

Net investment income	$434	$576	$439	$170	$1,619	$420	$675	$660	$1,755

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data – Preliminary

PERIODS ENDED SEPTEMBER 30	Three Months			Nine Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2009	2008	% Change	2009	2008	% Change

Combined Continental Casualty Companies
Gross written premiums	$1,903	$2,120	(10)%	$5,920	$6,304	(6)%
Net written premiums	1,430	1,516	(6)	4,462	4,681	(5)

Net earned premiums	1,315	1,388	(5)	4,049	4,176	(3)
Claim and claim adjustment expenses	1,013	1,292	(22)	3,133	3,626	(14)
Acquisition expenses	269	261	(3)	771	740	(4)
Underwriting expenses	200	189	(6)	634	575	(10)
Policyholders’ dividends	4	3	(33)	11	10	(10)

Underwriting loss	(171)	(357)	52	(500)	(775)	35
Net investment income	434	438	(1)	1,251	1,364	(8)
Other income (expenses)	11	17	(35)	27	(31)	187
Income tax (expense) benefit	12	95	(87)	(45)	(7)	N/M
Net realized losses	(98)	(485)	80	(933)	(621)	(50)

Net income (loss)	$188	$(292)	164%	$(200)	$(70)	(186)%

Financial Ratios
Loss and LAE	77.1%	93.1%		77.4%	86.8%
Acquisition expense	18.8	17.2		17.3	15.8
Underwriting expense	13.9	12.5		14.1	12.4

Expense	32.7	29.7		31.4	28.2
Dividend	0.3	0.2		0.3	0.2

Combined ratio	110.1%	123.0%		109.1%	115.2%

SUPPLEMENTAL STATUTORY DATA
	(Preliminary)
(In millions)	September 30, 2009	December 31, 2008

Combined Continental Casualty Companies
Statutory surplus (1)	$8,976	$7,819

Life Company
Statutory surplus	$462	$487

(1)	Surplus includes the Combined Continental Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2009 YTD	2008 FY	2008 FY
	Evaluated at	Evaluated	Evaluated at
	9/30/09	at 12/31/08	9/30/09
Gross Accident Year	72.8%	76.4%	75.6%
Impact of Reinsurance	1.7	2.2	2.5

Net Accident Year	74.5	78.6	78.1%

Impact of Development and Other (1)(2)	(2.1)	(3.2)

Net Calendar Year	72.4%	75.4%

	Specialty Lines
	2009 YTD	2008 FY	2008 FY
	Evaluated at	Evaluated	Evaluated at
	9/30/09	at 12/31/08	9/30/09
Gross Accident Year	66.5%	67.0%	67.5%
Impact of Reinsurance	0.8	0.3	0.7

Net Accident Year	67.3	67.3	68.2%

Impact of Development and Other (1)	(5.3)	(5.4)

Net Calendar Year	62.0%	61.9%

	P&C Operations
	2009 YTD	2008 FY	2008 FY
	Evaluated at	Evaluated	Evaluated at
	9/30/09	at 12/31/08	9/30/09
Gross Accident Year	68.9%	70.7%	70.7%
Impact of Reinsurance	1.8	1.9	2.2

Net Accident Year	70.7	72.6	72.9%

Impact of Development and Other (1) (2)	(4.0)	(4.4)

Net Calendar Year	66.7%	68.2%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

(2)	In 2008, the amount due from policyholders related to losses under deductible policies within Standard Lines was reduced by $90 million for insolvent insureds. The reduction of this amount, which is reflected as unfavorable net prior year reserve development, had no effect on 2008 results of operations as the Company had previously recognized provisions in prior years. These impacts were reported in Insurance claims and policyholders’ benefits in the 2008 Consolidated Statement of Operations.